                                                                      EXHIBIT 99

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE MIDDLE DISTRICT OF TENNESSEE
                               NASHVILLE DIVISION

In re:                         )
                               )
                               )   Case No. 399-02649
SERVICE MERCHANDISE COMPANY,   )
     INC., et al.,             )   Chapter 11
                               )
                               )   Judge Paine
     Debtors.                  )
                               )   Jointly Administered
                               )

                 NOTICE OF FILING AMENDED PAGES TO
            MONTHLY OPERATING REPORT FILED MARCH 20, 2000

     Be advised that the Debtors hereby submit the attached amended pages to their monthly operating report filed March 20, 2000.

Dated:    Nashville, Tennessee
          April 17, 2000

                              RESPECTFULLY SUBMITTED:

                              /s/ Paul G. Jennings
                              ---------------------------------
                              Paul G. Jennings
                              Beth A. Dunning
                              BASS, BERRY & SIMS PLC
                              2700 First American Center
                              Nashville, TN 37238-2700
                              Tel: (615) 742-6200
                              Fax: (615) 742-6293

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FORM OPR-5    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

                                                                                   ACTIVITY
                                                                                JANUARY 31, 2000
                                                                                    THROUGH
                                                                                FEBRUARY 27, 2000
                                                                                -----------------
Net Sales                                                                              $ 137,923

Costs of merchandise sold and buying and occupancy expense                                96,230
                                                                                ----------------

Gross margin after cost of merchandise sold and buying and occupancy expenses             41,693

Selling, General and Administrative Expenses:
     Net Employment Expense                                                               23,402
     Net Advertising                                                                       8,771
     Banking and Other Fees                                                                1,821
     Real Estate and Other Taxes                                                           1,822
     Supplies                                                                                919
     Communication and Equipment                                                             430
     Travel                                                                                  463
     UCC and Other Services                                                     (a)       (1,138)
     Legal and Professional                                                                  247
     Sales and Shipping                                                                       70
     Insurance                                                                               399
     Miscellaneous                                                                          (337)
     Credit Card Services                                                                    (49)
                                                                                ----------------
Total Selling, General and Administrative Expenses                                        36,819

FORM OPR-5    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

Other expense/(income), net                                                                  947

Restructuring charge                                                                          --

Depreciation and amortization                                                              2,843
                                                                                ----------------

Earnings (loss) before interest, reorganization items, and income tax                      1,084

Interest expense - debt                                                                    3,171
Interest expense - capitalized leases                                                        308
                                                                                ----------------

Earnings (loss) before reorganization items, and income tax                               (2,394)

Reorganization Items:
     Legal and Professional                                                                1,336
     Miscellaneous fees                                                                      133
     Close Store Charges                                                                      --
                                                                                ----------------
     Total Reorganization Items                                                            1,468

Earnings (loss) before income tax                                                         (3,863)
     Income tax benefit                                                                       --
     Cumulative Effect of Change in Accounting Principles                                     --
                                                                                ----------------

Net earnings (loss)                                                                     $ (3,863)
                                                                                ================

Note:

(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.